Rule 497(e)
                                                       Registration No. 33-12738

                                          November 7, 1996

                           FUNDAMENTAL U.S. GOVERNMENT
                              STRATEGIC INCOME FUND
                            Supplement to Prospectus
                              Dated April 25, 1996

         The following information supplements and supersedes any contrary information contained in the Fund's Prospectus.

         The following information is an addendum to the Prospectus. Insert after the second paragraph of section (d) on page 11.

         The Fund may also invest in two-tiered index floating rate bonds ("TTIBs"). The term two-tiered refers to the two coupon levels that a TTIB bond's coupon can reset to. The "first tier" is the TTIB's fixed rate coupon, effective as long as the underlying index is at or below the strike level. Above the strike, the TTIB coupon resets to a formula similar to an inverse floating rate note (see below for a discussion of the risk considerations which may be associated with investing in inverse floating rate notes). This floating rate coupon is referred to as the "second tier". The TTIB is designed for investors who believe that the underlying index will stay at current levels or will increase up to the strike level over the life of the security. The Fund would be adversely affected by the purchase of such CMOs in the event of an increase in interest rates above the strike level since the floating rate coupon will decrease, possibly as low as zero, and, like other mortgage related securities, the value will decrease. Investments in TTIBs would be purchased by the Fund to increase the income earned by the Fund's investments in a stable interest rate environment and to attempt to protect against a reduction in the income earned due to a decline in interest rates. TTIBs are typically more volatile than fixed rate tranches of CMOs.

         The Fund's objective of providing high current income from U.S. Government securities while hedging with interest rate derivatives to limit portfolio duration requires a current operating policy in which the Fund maintains substantial short positions in interest rate futures and options on an ongoing basis. The prices of such interest rate futures and options are influenced by both current market conditions and expectations of future changes in interest rates. When the preponderance of future expectations of interest rate changes and the relationship between current and forward levels of the interest rate derivatives market is in one direction, the performance of a portfolio which is long only non-derivative fixed income securities and short interest rate derivatives could be adversely affected by the unbalance created.

         Management believes this imbalance may be mitigated by purchasing securities that tend to benefit significantly when future movements in interest rates are in the opposite direction of what price levels indicate is the preponderance of future expectation. CMO derivatives, such as TTIBs and inverse floating rate notes, are currently the only securities issued by the United States Government or its agencies and instrumentalities which have coupon setting mechanisms and other characteristics which can counter-balance the impact of the preponderance of the expectations as to the direction of interest rates. Thus, it can be anticipated that under certain market conditions, CMO derivative securities, such as those mentioned above, will comprise a substantial portion of the Fund's portfolio.